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                      AMENDMENT NO. 1

                            TO

        THE CONSOLIDATED EDISON RETIREE HEALTH PROGRAM

                     FOR MANAGEMENT EMPLOYEES



               ___________________________



                  Dated:  October 31, 1994

              Effective as of October 1, 1994
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     Pursuant to resolutions adopted on August 23, 1994 by the
Board of Trustees of Consolidated Edison Company of New York, Inc., the undersigned hereby approves the amendments to The Consolidated Edison Retiree Health Program for Management Employees set forth below, effective as of October 1, 1994:

     A. Subdivisions 1 and 2 of Section 5.01 are hereby amended to read as follows:

         "1.   Where Employee Retired Before June 1, 1988:

                                  Eligible for    Not Eligible
                                  Medicare        for Medicare

         Retiree                    $ 48             $ 19
         One or more
          Dependents                $ 72             $ 29
         Surviving Spouse           $ 48             $ 19

         2.   Where Employee Retired After May 31, 1988:

                                  Eligible for    Not Eligible
                                  Medicare        for Medicare

         Retiree                    $ 72             $ 19
         One or more
          Dependents                $ 108            $ 29
         Surviving Spouse           $ 72             $ 19."


     IN WITNESS WHEREOF, the undersigned has executed this instrument this 31st day of October, 1994.



                       Thomas J. Galvin
                       Senior Vice President-Central Services
                       Consolidated Edison Company of
                        New York, Inc.